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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in Amendment No. 1 to the Registration Statement on Form S-4 related to United HealthCare Corporation's merger with Humana Inc. of our report dated February 12, 1998 incorporated by reference in United HealthCare Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.


                                          ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
July 13, 1998